MUNDER SHORT TERM TREASURY FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 14, 1996


          The Munder Short Term Treasury Fund (the "Fund") is a series of shares issued by The Munder Funds, Inc. (the "Company"), an open-end management investment company. The Fund's investment advisor is Munder Capital Management (the "Advisor").

          This Statement of Additional Information is intended to supplement the information provided to investors in the Fund's Prospectuses dated December 14, 1996 and has been filed with the Securities and Exchange Commission ("SEC") as part of the Company's Registration Statement. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Fund's Prospectuses dated December 14, 1996. The contents of this Statement of Additional Information are incorporated by reference in the Prospectuses in their entirety. A copy of each Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling the Fund at (800) 438-5789. This Statement of Additional Information is dated December 14, 1996.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

                                                                                    PAGE

GENERAL...........................................................................     3
FUND INVESTMENTS..................................................................     3
   Repurchase Agreements..........................................................     3
   Borrowing......................................................................     3
   Reverse Repurchase Agreements..................................................     4
   When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions)..     4
   Lending of Portfolio Securities................................................     5
ADDITIONAL INVESTMENT LIMITATIONS.................................................     5
DIRECTORS AND OFFICERS............................................................     7
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS................................    13
   Investment Advisor.............................................................    13
   Distribution Agreement.........................................................    13
   Administration Agreement.......................................................    15
   Custodian and Transfer Agency Agreements.......................................    15
PORTFOLIO TRANSACTIONS............................................................    17
PURCHASE AND REDEMPTION INFORMATION...............................................    19
   Purchases......................................................................    19
   Letter of Intent...............................................................    19
   Retirement Plans...............................................................    20
   In-Kind Purchases..............................................................    20
   Redemptions....................................................................    20
   Systematic Withdrawals.........................................................    20
   Other Information..............................................................    21
   Exchanges......................................................................    21
NET ASSET VALUE...................................................................    22
PERFORMANCE INFORMATION...........................................................    22
TAXES.............................................................................    24
ADDITIONAL INFORMATION CONCERNING SHARES..........................................    27
MISCELLANEOUS.....................................................................    28
   Counsel........................................................................    28
   Independent Auditors...........................................................    28
   Shareholder Approvals..........................................................    28
REGISTRATION STATEMENT............................................................    29

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectuses do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                    GENERAL

          The Company was organized as a Maryland corporation on November 18, 1992. As stated in each Prospectus, the investment advisor of the Fund is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc. ("Old MCM"), Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). Mr. Lee P. Munder, the Advisor's Chief Executive Officer, indirectly owns or controls a majority of the partnership interests of the Advisor. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.


                               FUND INVESTMENTS

          The following supplements the information contained in the Fund's Prospectuses concerning the investment objective and policies of the Fund. The Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its objective.

          REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations.

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements will be held by the Company's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

          BORROWING. The Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

          REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain, in a segregated account, cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY TRANSACTIONS). When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

          When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

          The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

          When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          LENDING OF PORTFOLIO SECURITIES. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 25% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned.
  These
loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that the
Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending
portfolio securities, as with other extensions of credit, consists of a possible delay
in recovery of the securities or a possible loss of rights in the collateral should the
borrower fail financially. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors.

                       ADDITIONAL INVESTMENT LIMITATIONS

          The Fund is subject to the investment limitations enumerated in this section which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous - Shareholder Approvals").

                                    The Fund may not:

          1. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, at the close of each quarter of its taxable year;

          2. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

          3. Borrow money or enter into reverse repurchase agreements except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

          4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 2 above;

          5. Make loans of securities to other persons in excess of 25% of the Fund's total assets; provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

          6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling portfolio securities;

          7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

          8. Purchase securities on margin, or make short sales of securities except for the use of short-term credit necessary for the clearance of purchase and sales of portfolio securities;

          9. Make investments for the purpose of exercising control of management; or

          10.  Invest in commodities or commodity futures contracts.

          11. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act) except as permitted under the 1940 Act.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

          1. Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise marketable;

          2. Invest in other investment companies except as permitted under the 1940 Act.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund's holdings of illiquid securities exceeds 15% because of changes in the value of the Fund's investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.


                             DIRECTORS AND OFFICERS

          The directors and executive officers of the Company, and their business addresses and principal occupations during the past five years, are:



Name, Address and Age        Positions with Company     Principal Occupations
During the Past Five Years   ----------------------  ---------------------------
---------------------------

Charles W. Elliott 1/        Chairman of the Board   Senior Advisor to the
3338 Bronson Boulevard       of Directors            President - Western
Kalmazoo, MI  49008                                  Michigan University since
Age: 64                                              July 1995; prior to that
                                                     Executive Vice President -
                                                     Administration & Chief
                                                     Financial Officer, Kellogg
                                                     Company from January 1987
                                                     through June 1995; before
                                                     that Price Waterhouse.
                                                     Board of Directors,
                                                     Steelcase Financial
                                                     Corporation.


John Rakolta, Jr.            Director and Vice       Chairman, Walbridge
1876 Rathmor                 Chairman of the Board   Aldinger Company
Bloomfield Hills, MI  48304  of Directors
Age: 49


Thomas B. Bender             Director                Investment Advisor,
7 Wood Ridge Road                                    Financial & Investment
Glen Arbor, MI  49636                                Management Group (since
Age: 63                                              April, 1991); Vice
                                                     President Institutional
                                                     Sales, Kidder, Peabody &
                                                     Co. (Retired April, 1991).



David J. Brophy              Director                Professor, University of
1025 Martin Place                                    Michigan; Director, River
Ann Arbor, MI  48104                                 Place Financial Corp.;
Age: 60                                              Trustee, Renaissance
                                                     Assets Trust.


Dr. Joseph E. Champagne      Director                Corporate and Executive
319 Snell Road                                       Consultant since September
Rochester, MI  48306                                 1995; prior to that
Age: 58                                              Chancellor, Lamar
                                                     University from September
                                                     1994 until September 1995;
                                                     before that Consultant to
                                                     Management, Lamar
                                                     University; President and
                                                     Chief Executive Officer,
                                                     Crittenton Corporation,
                                                     Crittenton Development
                                                     Corporation until August
                                                     1993; before that
                                                     President, Oakland
                                                     University of Rochester,
                                                     MI, until August 1991;
                                                     Member, Board of
                                                     Directors, Ross Operating
                                                     Valve of Troy, MI



Thomas D. Eckert             Director                President and COO,
10726 Falls Pointe Drive                             Mid-Atlantic Group of
Great Falls, VA  22066                               Pulte Home Corporation
Age: 49



Jack L. Otto                 Director                Retired; Director of
6532 W. Beech Tree Road                              Standard Federal Bank;
Glen Arbor, MI  49636                                Executive Director,
Age: 70                                              McGregor Fund (a private
                                                     philanthropic foundation)
                                                     1981-1985; Managing
                                                     Partner, Detroit office of
                                                     Ernst & Young, until 1981.


Arthur DeRoy Rodecker        Director                President, Rodecker &
4000 Town Center                                     Company, Investment
Suite 101                                            Brokers, Inc. since
Southfield, MI  48075                                November 1976; President,
Age: 69                                              RAC Advisors, Inc.,
                                                     Registered Investment
                                                     Advisor since February
                                                     1979; President and
                                                     Trustee, Helen L. DeRoy
                                                     Foundation, a charitable
                                                     foundation; Vice President
                                                     and Trustee, DeRoy
                                                     Testamentary Foundation, a
                                                     charitable foundation;
                                                     Trustee, Providence
                                                     Hospital Foundation.




Lee P. Munder                President               President and CEO of the
480 Pierce Street                                    Advisor; Chief Executive
Suite 300                                            Officer and President of
Birmingham, MI  48009                                Old MCM, Inc.; Chief
Age: 51                                              Executive Officer of World
                                                     Asset Management; and
                                                     Director, LPM Investment
                                                     Services, Inc. ("LPM").




Terry H. Gardner             Vice President, Chief   Vice President and Chief
480 Pierce Street            Financial Officer and   Financial Officer of the
Suite 300                    Treasurer               Advisor; Vice President
Birmingham, MI  48009                                and Chief Financial
Age: 36                                              Officer of Old MCM, Inc.
                                                     (February 1993 to
                                                     present); Audit Manager
                                                     Arthur Andersen & Co.
                                                     (1991 to February 1993);
                                                     Secretary of LPM


Paul Tobias                  Vice President          Executive Vice President
480 Pierce Street                                    and Chief Operating
Suite 300                                            Officer of the Advisor
Birmingham, MI  48009                                (since April 1995) and
Age: 45                                              Executive Vice President
                                                     of Comerica, Inc.




Gerald Seizert               Vice President          Executive Vice President
480 Pierce Street                                    and Chief Investment
Suite 300                                            Officer/Equities of the
Birmingham, MI  48009                                Advisor (since April
Age: 44                                              1995); Managing Director
                                                     (1991-1995), Director
                                                     (1992-1995) and Vice
                                                     President (1984-1991) of
                                                     Loomis, Sayles and
                                                     Company, L.P.




Elyse G. Essick              Vice President          Vice President and
480 Pierce Street                                    Director of Marketing for
Suite 300                                            the Advisor; Vice
Birmingham, MI  48009                                President and Director of
Age: 38                                              Client Services of Old
                                                     MCM, Inc. (August 1988 to
                                                     December 1994).




James C. Robinson            Vice President          Vice President and Chief
480 Pierce Street                                    Investment Officer/Fixed
Suite 300                                            Income for the Advisor;
Birmingham, MI  48009                                Vice President and
Age: 35                                              Director of Fixed Income
                                                     of Old MCM, Inc.
                                                     (1987-1994).


Leonard J. Barr, II          Vice President          Vice President and
480 Pierce Street                                    Director of Core Equity
Suite 300                                            Research of the Advisor;
Birmingham, MI  48009                                Director and Senior Vice
Age: 52                                              President of Old MCM, Inc.
                                                     (since 1988); Director of
                                                     LPM.




Ann F. Putallaz              Vice President          Vice President and
480 Pierce Street                                    Director of Fiduciary
Suite 300                                            Services of the Advisor
Birmingham, MI  48009                                (since January 1995);
Age: 51                                              Director of Client and
                                                     Marketing Services of
                                                     Woodbridge Capital
                                                     Management, Inc.




Richard H. Rose              Assistant Treasurer     Senior Vice President,
First Data Investor                                  First Data Investor
 Services                                            Services Group, Inc.
  Group, Inc.                                        (since May 6, 1994).
One Exchange Place                                   Formerly, Senior Vice
6th Floor                                            President, The Boston
Boston,  MA  02109                                   Company Advisors, Inc.
Age:  41                                             since November 1989.

Lisa A. Rosen                Secretary, Assistant    General Counsel of the
480 Pierce Street            Treasurer               Advisor since May, 1996;
Suite 300                                            Formerly Counsel, First
Birmingham, MI  48009                                Data Investor Services
Age: 29                                              Group, Inc.; Assistant
                                                     Vice President and Counsel
                                                     with The Boston Company
                                                     Advisors, Inc.; Associate
                                                     with Hutchins, Wheeler &
                                                     Dittmar.




Teresa M. R. Hamlin          Assistant Secretary     Counsel, First Data
First Data Investor                                  Investor Services Group,
 Services Group, Inc.                                Inc.; Formerly Paralegal
One Exchange Place                                   Manager, The Boston
6th Floor                                            Company Advisors, Inc.
Boston, MA  02109
Age:  33

1/   Director is an "interested person" of the Company as defined in the 1940
     Act.


     Directors of the Company receive an aggregate fee from the Company, The Munder Funds Trust (the "Trust"), The Munder Framlington Funds Trust ("Framlington Trust") and St. Clair Funds, Inc. ("St. Clair") comprised of an annual retainer fee and a fee for each Board meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

     The following table summarizes the compensation paid by the Company and the Trust to their respective Directors/Trustees for the fiscal year ended June 30, 1996. Neither Framlington Trust or St. Clair had operations during the fiscal year ended June 30, 1996.







                               Aggregate           Pension
                              Compensation        Retirement        Estimated
         Name of           from the Trust and  Benefits Accrued  Annual Benefits  Total from
         Person                   the             as Part of          upon         the Fund
      and Position              Company         Fund Expenses      Retirement      Complex
      ------------         ------------------  ----------------  ---------------  ----------
Charles W. Elliott                 $14,000.00        None             None        $14,000.00
Chairman

John Rakolta, Jr.                  $14,000.00        None             None        $14,000.00
Vice Chairman

Thomas B. Bender                   $14,000.00        None             None        $14,000.00

David J. Brophy                    $14,000.00        None             None        $14,000.00
Trustee and Director

Dr. Joseph E. Champagne            $14,000.00        None             None        $14,000.00
Trustee and Director

Thomas D. Eckert                   $14,000.00        None             None        $14,000.00
Trustee and Director

Jack L. Otto                       $14,000.00        None             None        $14,000.00
Trustee and Director


Arthur DeRoy Rodecker              $14,000.00        None             None        $14,000.00
Trustee and Director

     No officer, director or employee of the Advisor, Comerica, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust, the Company, St. Clair or Framlington Trust.

     The Company will not employ Rodecker & Company, Investment Brokers, Inc. to effect brokerage transactions for the Funds.


               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

          INVESTMENT ADVISOR. The Advisor of the Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are Woodbridge, WAM, Old MCM, and Munder Group, LLC. Woodbridge and WAM are wholly-owned subsidiaries of Comerica Bank -- Ann Arbor, which, in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

          Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Company's Board of Directors.

          For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund.

          The Fund's Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Directors. The Advisory Agreement is terminable by vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with the Fund without penalty upon 90 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

          DISTRIBUTION AGREEMENT. The Company has entered into a distribution agreement, under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Fund (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

          DISTRIBUTION SERVICES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. The Fund has adopted a Service Plan with respect to its Class A Shares pursuant to which it uses its assets to finance activities relating to the provision of certain shareholder services. Under the Service Plans, the Distributor is paid an annual service fee at the rate of 0.25% of the value of average daily net assets of the Class A Shares of the Fund. The Fund has adopted a Service and Distribution Plan with respect to its Class B and Class C Shares, pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services. Under the Service and Distribution Plans, the Distributor is paid an annual service fee of 0.25% of the value of average daily net assets of the Class B and Class C Shares of the Fund and an annual distribution fee at the rate of 0.75% of the value of average daily net assets of the Class B and Class C Shares of the Fund.

          Under the terms of the Service Plan and both Service and Distribution Plans (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to each Plan, the Distributor will provide the Board of Directors periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

          With respect to Class B and Class C Shares of the Fund, the Distributor expects to pay sales commissions to dealers authorized to sell the Fund's Class B and Class C Shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the relevant Service and Distribution Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Fund's shares to support their sales efforts.

          SHAREHOLDER SERVICING ARRANGEMENTS - CLASS K SHARES. As stated in the Fund's Prospectus, Class K Shares are sold to investors through institutions which enter into Shareholder Servicing Agreements with the Company to provide support services to their Customers who beneficially own Class K Shares in consideration of the Fund's payment of not more than 0.25% (on an annualized basis) of the average daily net asset value of the Class K Shares beneficially owned by the Customers.

          Services provided by institutions under their service agreements may include (i) aggregating and processing purchase and redemption requests for Class K Shares from Customers and placing net purchase and redemption orders with the Distributor; (ii) providing Customers with a service that invests the assets of their accounts in Class K Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Class K Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries relating to the services performed by the institutions; (vii) providing subaccounting with respect to Class K Shares beneficially owned by Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Company's arrangements with institutions; and (x) providing such other similar services the Company may reasonably request to the extent the institutions are permitted to do so under applicable statues, rules and regulations.

          Pursuant to the Company's agreements with such institutions, the Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with institutions and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of the Board of Directors including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

          The Board of Directors has approved the arrangements with the institutions based on information provided by the service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

          ADMINISTRATION AGREEMENT. First Data Investor Services Group, Inc. ("First Data") located at 53 State Street, Boston, Massachusetts 02109 serves as administrator for the Company pursuant to an administration agreement (the "Administration Agreement"). First Data has agreed to maintain office facilities for the Company; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company.

          The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, maintains custody of the Fund's assets pursuant to a custodian agreement ("Custody Agreement") with the Company. Under the Custody Agreement, the Custodian (i) maintains a separate account in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's securities and (v) makes periodic reports to the Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more domestic or foreign banks or trust companies to serve as sub-custodian on behalf of the Fund.

          First Data also serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company, under which First Data (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board of Directors concerning the operations of the Fund.


          Comerica Bank. As stated in the Fund's Class K Shares Prospectus, Class K Shares of the Fund are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Incorporated (a publicly-held bank holding company) and its affiliates and subsidiaries and other institutions that have entered into agreements with the Company providing for shareholder services for their customers.

          Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.

          The Advisor and the Custodian believe they may perform the services for the Company contemplated by their respective agreements with the Company without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform such service for the Company.

          Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Company, the Company might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any change in the Company's method of operations would affect the net asset value per share of the Fund or result in a financial loss to any shareholder of the Fund.

          It should be noted that future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Comerica and certain other institutions from continuing to perform certain services for Class K Shares of the Fund.

          Should future legislative, judicial or administrative action prohibit or restrict the activities of Comerica and/or other institutions in connection with the provision of services on behalf of Class K Shares of the Fund, the Company might be required to alter materially or discontinue its arrangements with the institutions and change its method of operations with respect to Comerica and certain other institutions. It is not anticipated, however, that any change in the Fund's method of operations would affect the net asset value per share of the Fund or result in a financial loss to any holder of Class K Shares of the Fund.

          OTHER INFORMATION PERTAINING TO DISTRIBUTION, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. As stated in the Prospectuses, the Administrator and Transfer Agent each receives, as compensation for its services, fees from the Fund based on the aggregate average daily net assets of the Fund and other investment portfolios advised by the Advisor. The Custodian receives a separate fee for its services. In approving the Administration Agreement and Transfer Agency Agreement, the Board of Directors did consider the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Fund and the fact that neither the Administrator nor the Transfer Agent is affiliated with the Company or the Advisor. The Board also considered its responsibilities under federal and state law in approving these agreements.

          Comerica Bank provides custodial services to the Fund. As compensation for its services, Comerica Bank is entitled to receive fees, based on the aggregate average daily net assets of the Fund and certain other investment portfolios for which Comerica Bank provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, plus 0.02% of the next $500 million of net assets, plus 0.01% of all net assets in excess of $600 million. Comerica Bank also receives certain transaction based fees.


                             PORTFOLIO TRANSACTIONS

          Subject to the general supervision of the Board Members, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed.

          Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor believes such practice to be in the Fund's interests.

          The portfolio turnover rate of the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year. The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

          In its Advisory Agreements, the Advisor agrees to select broker-dealers in accordance with guidelines established by the Company's Board of Directors from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreements authorize the Advisor, subject to the prior approval of the Company's Board of Directors, to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to the Advisor, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

          Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

          Except as noted in the Prospectuses and this Statement of Additional Information the Fund's service contractors bear all expenses in connection with the performance of its services and the Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board of Directors determines to be fair and equitable. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                      PURCHASE AND REDEMPTION INFORMATION

          Purchases and redemptions are discussed in the Fund's Prospectuses and such information is incorporated herein by reference.

          PURCHASES. In addition to the methods of purchasing shares described in each Prospectus, the Fund also offers a pre-authorized checking plan by which investors may accumulate shares of the Fund regularly each month by means of automatic debits to their checking accounts. There is a $50 minimum on each automatic debit. Shareholders may choose this option by checking the appropriate part of the application form or by calling the Fund at (800) 438-5789. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Company on 30 days' written notice to the shareholder.

          LETTER OF INTENT. Purchasers who intend to invest $100,000 or more in Class A Shares of the Fund within 13 months (whether in one lump sum or in installments the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $100, including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should complete the Letter of Intent ("LOI") section in the Application. Payment for not less than 5% of the total intended amount must accompany the executed LOI. Those shares purchased with the first 5% of the intended amount stated in the LOI will be held as "escrowed shares" for as long as the LOI remains unfulfilled. Although the escrowed shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No escrowed shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the escrowed shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all shares (including the escrowed shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per share then in effect, unless the investor makes an earlier written request to the Funds' Distributor upon fulfilling the purchase of Shares under the LOI. In addition, the aggregate value of any shares purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charge previously paid on purchases prior to the 90-day period will be made. Shares acquired through reinvestment of dividends and capital gain distributions are considered in connection with an investor's fulfillment of the LOI.

          RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

IN-KIND PURCHASES

          Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in each Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS

          SYSTEMATIC WITHDRAWALS. In addition to the methods of redemption described in each Prospectus, a systematic withdrawal plan is available in which a shareholder of the Fund may elect to receive a fixed amount ($50 minimum), monthly, quarterly, semi-annually, or annually, for accounts with a value of $2,500 or more. Checks are mailed on or about the 10th of each designated month. All certified shares must be placed on deposit under the plan and dividends and capital gain distributions, if any, are automatically reinvested at net asset value for shareholders participating in the plan. If the checks received by a shareholder through the systematic withdrawal plan exceed the dividends and capital appreciation of the shareholder's account, the systematic withdrawal plan will have the effect of reducing the value of the account. Any gains and/or losses realized from redemptions through the systematic withdrawal plan are considered a taxable event by the Internal Revenue Service and must be reported on the shareholders' income tax return. Shareholders should consult with a tax advisor for information on their specific financial situations. At the time of initial investment, a shareholder may request that the check for the systematic withdrawal be sent to an address other than the address of record. The address to which the payment is mailed may be changed by submitting a written request, signed by all registered owners, with their signatures guaranteed. Shareholders may add this option after the account is already established or change the amount on an existing account by calling the Fund at (800) 438-5789. The Fund may terminate the plan on 30 days' written notice to the shareholder.

          OTHER INFORMATION. The Fund reserves the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the New York Stock Exchange is closed for other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

          The Fund may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

          Redemption proceeds are normally paid in cash; however, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming Shareholder might incur transaction costs in converting the assets into cash. The Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one Shareholder.

          EXCHANGES. In addition to the method of exchanging shares described in the Fund's Prospectuses, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Fund at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., New York City time. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Fund nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                NET ASSET VALUE

          In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Directors.


                            PERFORMANCE INFORMATION

          The Fund may, from time to time, include information regarding its yield or total return in advertisements, sales literature, or reports to shareholders or prospective investors.

          The Fund's 30-day (or one month) standard yield described in each Prospectus is calculated for the Fund in accordance with the method prescribed by the SEC for mutual funds:


                                    YIELD =    2[((a - b)+1)/6 /- 1]
                                                   -----
                                                    cd

Where:    a  = dividends and interest earned by a Fund during the period;

          b  = expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d  = maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by the Fund at a discount or premium (variable "a" in the formula), the Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by the Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discount based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). The Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge imposed -- currently 4.00% of the per share offering price for Class A Shares of the Fund.

     The Fund may advertise its "average annual total return" and will compute such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                    P (1 + T)/n/ = ERV

     Where:    T      =  average annual total return;

               ERV    =  ending redeemable value of a hypothetical $1,000

                         payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P    =  hypothetical initial payment of $1,000; and

               n    =  period covered by the computation, expressed in years.

     The Fund may advertise its "aggregate total return" and will compute such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                      (ERV)    - 1
                                      -----
          Aggregate Total Return  =     P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Fund's average annual total return and aggregate total return quotations for Class A Shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares; and the Fund's average annual total return and aggregate total return quotations for Class B Shares will reflect any applicable CDSC; provided that Fund may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A Shares or Class B Shares in accordance with the views of the SEC. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

     The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, the Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. In addition, as stated in the Fund's Prospectuses, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of the Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

                                     TAXES

          The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax Advisors with specific reference to their own tax situations.

          The Fund will elect to be taxed separately as a regulated investment company under Subchapter M, of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

          In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Gain Test"). Interest (including original issue discount and "accrued market discount") received by the Fund at maturity or on disposition of a security held for less than three months will not be treated (in contrast to other income which is attributable to realized market appreciation) as gross income from the sale or other disposition of securities held for less than three months for this purpose.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Repurchase agreements collateralized by U.S. treasury securities are not treated for purposes of the diversification requirement described in this paragraph as U.S. Government securities.

          Certain debt instruments acquired by the Fund may include "original issue discount" or "market discount". As a result, the Fund may be deemed under tax law rules to have earned discount income in taxable periods in which it does not actually receive any payments on the particular debt instruments involved. This income, however, will be subject to the Distribution Requirements and must also be distributed in accordance with the excise tax distribution rules discussed above, which may cause the Fund to have to borrow or liquidate securities to generate cash in order to timely meet these requirements (even though such borrowing or liquidating securities at that time may be detrimental from the standpoint of optimal portfolio management). Gain from the sale of a debt instrument having market discount may be treated for tax purposes as ordinary income to the extent that market discount accrued during the Fund's ownership of that instrument.

          Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

          The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. Capital gain dividends are not eligible for the dividends received deduction for corporations.

          Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, although because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a nominal maximum rate of 35%.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

          Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

          The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.


                    ADDITIONAL INFORMATION CONCERNING SHARES

          The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any unissued shares of the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Value Fund, International Bond Fund, Short Term Treasury Fund, Money Market Fund, and NetNet Fund, respectively. The Shares of each Fund (other than the Money Market Fund and the NetNet Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of other Funds of the Company and the Munder Funds Trust) and Class Y Shares. The NetNet Fund offers only one Class of Shares.

          In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset value of the Fund, of any general assets not belonging to the Fund which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund, based on the number of shares of the Fund that are held by each shareholder.

          Holders of all outstanding shares of the Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, only Class B Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan, only Class C Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class C Plan, and only Class K Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan.

          Shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of the Fund in the matter are substantially identical to the interests of other portfolios of the Company or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a

Fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to a particular portfolio.

          Shares of the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of the Company's outstanding shares may elect all of the directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable by the Company.

          Shareholder meetings to elect directors will not be held unless and until such time as required by law. At that time, the directors then in office will call a shareholders' meeting to elect directors. Except as set forth above, the directors will continue to hold office and may appoint successor directors. Meetings of the shareholders of the Company shall be called by the directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.


                                 MISCELLANEOUS

          COUNSEL. The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, has passed upon certain legal matters in connection with the shares offered by the Fund and serves as counsel to the Company.

          INDEPENDENT AUDITORS. Ernst & Young LLP, serves as the Company's independent auditors.

          SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.


                            REGISTRATION STATEMENT

          This Statement of Additional Information and the Fund's Prospectuses do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in the Fund's Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respect by such reference.

                                       37